EXHIBIT 99.2

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of July 1, 2007, between Eurohypo AG, New York Branch, as seller (the "Seller" or "Eurohypo" and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule"): except that the Seller (i) will transfer the related master servicing rights (the "Servicing Rights") separately pursuant to the Agreement to Appointment of Master Servicer, dated as of July 1, 2007, among BACM, Eurohypo and Bank of America, National Association, in its capacity as Master Servicer (as defined below); (ii) will transfer the related primary servicing rights (the "Primary Servicing Rights") separately pursuant to a servicing rights purchase agreement dated July 1, 2007 between Wachovia Bank, National Association ("Wachovia") and Eurohypo; and (iii) transferred the master servicing rights with respect to the ChampionsGate Hotel Pari Passu Whole Loan and the primary servicing rights with respect to each of the ChampionsGate Hotel Pari Passu Note A-2 and the JQH Hotel Portfolio Pari Passu Note A-1 to Wachovia pursuant to an agreement to appointment of master servicer dated July 1, 2007 among Wachovia, as master servicer, J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and Eurohypo (the "Wachovia Servicing Rights," and collectively with the Master Servicing Rights, the Primary Servicing Rights and the Wachovia Servicing Rights, the "Servicing Rights").

            The Purchaser intends to transfer or cause the transfer of:(i) the Mortgage Loans; (ii) certain mortgage loans transferred by Bank of America, National Association ("Bank of America") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Bank of America and the Purchaser; (iii) certain mortgage loans transferred by Hypo Public Finance USA, Inc. ("HPF") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between HPF and the Purchaser and (iv) certain mortgage loans transferred by SunTrust Bank ("SunTrust") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between SunTrust and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Fitch, Inc. and/or Moody's Investors Service, Inc. and/or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (collectively, the "Rating Agencies"). Certain classes of the Certificates (the "Offered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of July 1, 2007 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, National Association, as master servicer (the "Master Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Offered Certificates to Banc of America Securities LLC ("BAS"), Commerzbank Capital Markets Corp. ("Commerz"), Hypo Capital Markets, Inc. ("Hypo Capital"), SunTrust Capital Markets, Inc. ("SunTrust Robinson Humphrey"), Citigroup Global Markets Inc. ("Citigroup") and Credit Suisse Securities (USA) LLC ("Credit Suisse" and, collectively with BAS, Commerz, Hypo Capital, SunTrust Robinson Humphrey and Citigroup, the "Underwriters") pursuant to an underwriting agreement, dated as of July 18, 2007 (the "Underwriting Agreement"). BACM intends to place the remaining Classes of Certificates (the "Non-Offered Certificates") through BAS, as placement agent (in such capacity, the "Placement Agent"), pursuant to a private placement agreement, dated as of July 18, 2007 (the "Private Placement Agency Agreement"), among BACM and BAS. The Offered Certificates are more fully described in the prospectus dated June 29, 2007 (the "Base Prospectus"), and the supplement to the Base Prospectus dated June 29, 2007 (the "Prospectus Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The privately offered Non-Offered Certificates are more fully described in a private placement memorandum, dated July 18, 2007 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Placement Agent and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of July 18, 2007 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Placement Agent.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase and Sell.


            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount includes interest accrued on the Mortgage Loans after the Cut-off Date and takes into account credits, sales concessions and such other adjustments, which amount shall be payable on or about July 26, 2007 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights), including without limitation all principal and interest due on or with respect to the Mortgage Loans after the Cut-off Date, together with Eurohypo's right, title and interest in and to any related insurance policies and all other documents in the related Mortgage Files.

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered or caused to be delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(c). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File; provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent. Notwithstanding the foregoing, with respect to the ChampionsGate Hotel Pari Passu Mortgage Loan, the "Mortgage File" delivery requirements shall be met by delivery of copies of the "Mortgage File" (other than the ChampionsGate Hotel Pari Passu Note A-2 (and all intervening endorsements), with respect to which the originals shall be required), including a copy of the related Mortgage.

            (f) [Reserved].

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Files and Due Diligence Review.


            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is licensed and authorized to transact business in the State of New York as a branch of a foreign bank under Article V of the Banking Law of the United States.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

            (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

            (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

            (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero days; provided, however, if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            In addition, the Seller shall have an additional 90 days to cure such Material Document Defect or Material Breach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Set are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Set shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Mortgage Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Mortgage Loan, forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

      If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of the 90th day following the Closing Date, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any serviced Companion Loan that is deposited into another securitization, the depositor for such other securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on the schedules pertaining to information required by Regulation AB attached to the Pooling and Servicing Agreement, within the time periods set forth in Article XI of the Pooling and Servicing Agreement.

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.


            The parties hereto shall cooperate with Ernst & Young LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.


            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Private Placement Agency Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Each party agrees to use its commercially reasonable best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of corporate existence regarding the Seller from the State of New York Banking Department, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agent may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Placement Agent, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Placement Agent and each Rating Agency; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any free writing prospectus, Prospectus Supplement and Memorandum, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the free writing prospectus and the Prospectus Supplement and to the Purchaser and the Placement Agent in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any free writing prospectus, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any free writing prospectus, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any free writing prospectus, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Eurohypo AG, New York Branch, 1114 Avenue of the Americas, New York, New York 10036, Attention: Daniel Vinson, or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each a "Cross-Collateralized Set"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Set is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Set only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Set, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Set shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       EUROHYPO AG, NEW YORK BRANCH


                                       By:   /s/ Daniel Vinson
                                          ------------------------------------
                                          Name:  Daniel Vinson
                                          Title: Managing Director


                                       By:   /s/ Anthony L. Merolla
                                          ------------------------------------
                                          Name:  Anthony L. Merolla
                                          Title: Vice President


                                       BANC OF AMERICA COMMERCIAL MORTGAGE
                                          INC.

                                       By:   /s/ John S. Palmer
                                          ------------------------------------
                                          Name:  John S. Palmer
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

Sequence   Loan Number   Loan Seller   Property Name
--------   -----------   -----------   ---------------------------------------------
       9           100   Eurohypo      HPI - GSA Portfolio (Rollup)
     9.1        100.10   Eurohypo      6501 Beacon Drive Office Building
     9.2        100.02   Eurohypo      Immigration & Naturalization Services
     9.3        100.01   Eurohypo      U.S Treasury Financial Management
     9.4        100.03   Eurohypo      Social Security Administration Building
     9.5        100.09   Eurohypo      U.S. Courthouse
     9.6        100.04   Eurohypo      IRS Files Building
     9.7        100.06   Eurohypo      USDA Forest Service Building
     9.8        100.05   Eurohypo      Corps of Engineers
     9.9        100.08   Eurohypo      Sheppard Federal Building
    9.10        100.07   Eurohypo      U.S. National Parks Service

      10           200   Eurohypo      JQH Hotel Portfolio (Rollup)
    10.1        200.01   Eurohypo      Embassy Suites-Franklin
    10.2        200.03   Eurohypo      Renaissance Dallas Richardson Hotel
    10.3        200.05   Eurohypo      Embassy Suites-St. Charles
    10.4        200.04   Eurohypo      Residence Inn by Marriott
    10.5        200.02   Eurohypo      Courtyard by Marriott

      12           300   Eurohypo      Owings Mills 3
      15           400   Eurohypo      ChampionsGate Hotel
      28           500   Eurohypo      252 7th Ave
      30           600   Eurohypo      Cranberry Commons
      35           700   Eurohypo      Nantucket Creek
      38           800   Eurohypo      Garin Ranch
      42           900   Eurohypo      1001-1007 Third Ave
      44          1000   Eurohypo      Argosy Apartments
      54          1100   Eurohypo      375 Ballardvale Street
      71          1200   Eurohypo      Aspen Gardens

      74          1400   Eurohypo      Howland (Rollup)
    74.1       1400.01   Eurohypo      87 Concord Street
    74.2       1400.02   Eurohypo      7 Lopez Road

      75          1300   Eurohypo      Huntsville Office & Retail Portfolio (Rollup)
    75.1       1300.01   Eurohypo      6820 Moquin Drive
    75.2       1300.02   Eurohypo      Staples Center

      80          1500   Eurohypo      Bella Vista Apartments
      92          1600   Eurohypo      14 Jewel Drive
     107          1700   Eurohypo      Convention Center Garage
     110          1800   Eurohypo      500-506 West 172nd Street
     114          2000   Eurohypo      1701 Lake Robbins Drive
     115          1900   Eurohypo      5661-5669 Broadway
     126          2100   Eurohypo      Bishop Street
     133          2200   Eurohypo      70 E Lake Street
                                       Total

Sequence   Street Address                                         City                 State     Zip Code   Mortgage Rate
--------   ----------------------------------------------------   ------------------   -------   --------   -------------
       9   Various                                                Various              Various    Various           5.620%
     9.1   6501 Beacon Drive                                      Kansas City          MO           64133
     9.2   126 Northpoint Drive                                   Houston              TX           77060
     9.3   13000 Townsend Road                                    Philadelphia         PA           19154
     9.4   605 North Arrowhead Avenue                             San Bernardino       CA           92401
     9.5   801 East Sherman Street                                Pocatello            ID           83201
     9.6   1950 G Street                                          Fresno               CA           93706
     9.7   333 Broadway Boulevard Southeast                       Albuquerque          NM           87102
     9.8   4101 Jefferson Court Northeast                         Albuquerque          NM           87109
     9.9   103 Sheppard Drive                                     Durango              CO           81303
    9.10   491 Scenic View Drive                                  Page                 AZ           86040

      10   Various                                                Various              Various    Various           5.701%
    10.1   820 Crescent Centre Drive                              Franklin             TN           37067
    10.2   900 East Lookout Drive                                 Richardson           TX           75082
    10.3   Two Convention Center Plaza                            St. Charles          MO           63303
    10.4   1303 East Kingsley Street                              Springfield          MO           65804
    10.5   3527 West Kearney Street                               Springfield          MO           65803

      12   10455 Mill Run Circle                                  Owings Mills         MD           21117           5.472%
      15   1400 & 1500 Masters Boulevard                          ChampionsGate        FL           33896           6.720%
      28   252 7th Avenue                                         New York             NY           10001           5.508%
      30   1659, 1691, 1713 and 1717 Route 228                    Cranberry Township   PA           16066           5.614%
      35   9225 Topanga Canyon Boulevard                          Chatsworth           CA           91311           6.010%
      38   8610, 8630, 8640, 8650, and 8660 Brentwood Boulevard   Brentwood            CA           94513           5.910%
      42   1001-1007 Third Avenue                                 New York             NY           10022           6.725%
      44   1003 Justin Lane                                       Austin               TX           78757           5.490%
      54   375 Ballardvale Street                                 Wilmington           MA           01887           5.654%
      71   314 Sawdust Road                                       The Woodlands        TX           77380           5.740%

      74   Various                                                Various              MA           01887           5.654%
    74.1   87 Concord Street                                      North Reading        MA           01887
    74.2   7 Lopez Road                                           Wilmington           MA           01887

      75   Various                                                Huntsville           AL         Various           5.842%
    75.1   6820 Moquin Drive                                      Huntsville           AL           35806
    75.2   1201 North Memorial Parkway                            Huntsville           AL           35801

      80   350 University Lane                                    Batavia              OH           45105           5.720%
      92   14 Jewel Drive                                         Wilmington           MA           01887           5.654%
     107   911 North 9th Street                                   St. Louis            MO           63101           6.113%
     110   500-506 West 172nd Street                              New York             NY           10032           5.911%
     114   1701 Lake Robbins Drive                                The Woodlands        TX           77380           5.807%
     115   5661-5669 Broadway                                     Bronx                NY           10463           5.790%
     126   1822 South Bishop Street                               Chicago              IL           60608           5.904%
     133   70 East Lake Street                                    Chicago              IL           60601           5.630%


Sequence   Amortization Basis   Original Balance   Cut-off Date Balance   Remaining Term To Stated Maturity (months)
--------   ------------------   ----------------   --------------------   ------------------------------------------
       9   Actual/360                125,000,000            125,000,000                                          118
     9.1                              43,595,607             43,595,607
     9.2                              14,664,389             14,664,389
     9.3                              14,502,155             14,502,155
     9.4                              11,500,000             11,500,000
     9.5                              10,520,082             10,520,082
     9.6                               8,038,462              8,038,462
     9.7                               7,779,057              7,779,057
     9.8                               7,608,980              7,608,980
     9.9                               3,596,379              3,596,379
    9.10                               3,194,890              3,194,890

      10   Actual/360                100,000,000            100,000,000                                          118
    10.1                              33,066,667             33,066,667
    10.2                              29,333,333             29,333,333
    10.3                              16,200,000             16,200,000
    10.4                              11,866,667             11,866,667
    10.5                               9,533,333              9,533,333

      12   Actual/360                 58,400,000             58,400,000                                           57
      15   Actual/360                 50,000,000             50,000,000                                          103
      28   Actual/360                 22,000,000             22,000,000                                          118
      30   Actual/360                 21,450,000             21,450,000                                          117
      35   Actual/360                 17,300,000             17,300,000                                           58
      38   Actual/360                 16,750,000             16,750,000                                           56
      42   Actual/360                 15,000,000             15,000,000                                           60
      44   Actual/360                 14,000,000             14,000,000                                           59
      54   Actual/360                 10,600,000             10,600,000                                          118
      71   Actual/360                  9,440,000              9,440,000                                          116

      74   Actual/360                  9,000,000              9,000,000                                          118
    74.1                               4,837,004              4,837,004
    74.2                               4,162,996              4,162,996

      75   Actual/360                  9,000,000              9,000,000                                          119
    75.1                               5,750,000              5,750,000
    75.2                               3,250,000              3,250,000

      80   Actual/360                  8,400,000              8,400,000                                          117
      92   Actual/360                  7,500,000              7,500,000                                          118
     107   Actual/360                  6,000,000              6,000,000                                          119
     110   Actual/360                  5,100,000              5,100,000                                           58
     114   Actual/360                  4,600,000              4,600,000                                          117
     115   Actual/360                  4,600,000              4,600,000                                          119
     126   Actual/360                  4,200,000              4,200,000                                           59
     133   Actual/360                  3,500,000              3,500,000                                          116
                                                           $521,840,000

Sequence   Stated Maturity Date   Due Date   Monthly Payment   Administrative Fee Rate   Primary Servicing Fee Rate
--------   --------------------   --------   ---------------   -----------------------   --------------------------
       9               5/6/2017   Sixth           593,547.45                     0.021%                       0.010%
     9.1
     9.2
     9.3
     9.4
     9.5
     9.6
     9.7
     9.8
     9.9
    9.10

      10               5/6/2017   Sixth           481,681.71                     0.021%                       0.010%
    10.1
    10.2
    10.3
    10.4
    10.5

      12               4/6/2012   Sixth           270,002.67                     0.021%                       0.010%
      15               2/1/2016   First           323,302.58                     0.021%                       0.010%
      28               5/1/2017   First           102,382.50                     0.021%                       0.010%
      30               4/6/2017   Sixth           101,744.00                     0.021%                       0.010%
      35               5/6/2012   Sixth            87,847.56                     0.021%                       0.010%
      38               3/6/2012   Sixth            83,639.50                     0.021%                       0.010%
      42               7/1/2012   First            85,230.03                     0.021%                       0.010%
      44               6/1/2012   First            64,939.58                     0.021%                       0.010%
      54               5/7/2017   Seventh          61,213.80                     0.021%                       0.010%
      71               3/6/2017   Sixth            55,029.32                     0.021%                       0.010%

      74               5/7/2017   Seventh          51,973.98                     0.021%                       0.010%
    74.1
    74.2

      75               6/6/2017   Sixth            53,048.73                     0.021%                       0.010%
    75.1
    75.2

      80               4/6/2017   Sixth            48,860.15                     0.021%                       0.010%
      92               5/7/2017   Seventh          43,311.65                     0.021%                       0.010%
     107               6/6/2017   Sixth            36,410.08                     0.021%                       0.010%
     110               5/6/2012   Sixth            25,470.66                     0.021%                       0.010%
     114               4/6/2017   Sixth            22,569.34                     0.021%                       0.010%
     115               6/6/2017   Sixth            22,503.26                     0.021%                       0.010%
     126               6/6/2012   Sixth            20,951.00                     0.021%                       0.010%
     133               3/6/2017   Sixth            16,648.90                     0.021%                       0.010%


Sequence   Master Servicing Fee Rate   Ownership Interest   Cross-Collateralized Loans   Original Amortization (months)
--------   -------------------------   ------------------   --------------------------   ------------------------------
       9                       0.010%  Fee/Leasehold        No                                                        0
     9.1                               Fee
     9.2                               Fee
     9.3                               Fee
     9.4                               Fee
     9.5                               Leasehold
     9.6                               Fee/Leasehold
     9.7                               Leasehold
     9.8                               Fee
     9.9                               Fee/Leasehold
    9.10                               Fee

      10                       0.010%  Fee/Leasehold        No                                                        0
    10.1                               Fee
    10.2                               Fee
    10.3                               Leasehold
    10.4                               Fee
    10.5                               Fee

      12                       0.010%  Fee                  No                                                        0
      15                       0.010%  Fee/Leasehold        No                                                      360
      28                       0.010%  Fee                  No                                                        0
      30                       0.010%  Fee                  No                                                        0
      35                       0.010%  Fee                  No                                                        0
      38                       0.010%  Fee                  No                                                        0
      42                       0.010%  Fee                  No                                                        0
      44                       0.010%  Fee                  No                                                        0
      54                       0.010%  Fee                  No                                                      360
      71                       0.010%  Fee                  No                                                      360

      74                       0.010%  Fee                  No                                                      360
    74.1                               Fee
    74.2                               Fee

      75                       0.010%  Fee                  No                                                      360
    75.1                               Fee
    75.2                               Fee

      80                       0.010%  Fee                  No                                                      360
      92                       0.010%  Fee                  No                                                      360
     107                       0.010%  Fee                  No                                                      360
     110                       0.010%  Fee                  No                                                        0
     114                       0.010%  Fee                  No                                                        0
     115                       0.010%  Fee                  No                                                        0
     126                       0.010%  Fee                  No                                                        0
     133                       0.010%  Fee                  No                                                        0


Sequence   ARD Loan   Grace Period   Loan Group
--------   --------   ------------   ----------
       9   No                    0            1
     9.1                                      1
     9.2                                      1
     9.3                                      1
     9.4                                      1
     9.5                                      1
     9.6                                      1
     9.7                                      1
     9.8                                      1
     9.9                                      1
    9.10                                      1

      10   No                    0            1
    10.1                                      1
    10.2                                      1
    10.3                                      1
    10.4                                      1
    10.5                                      1

      12   No                    0            1
      15   No                    5            1
      28   No                    5            1
      30   No                    0            1
      35   No                    0            2
      38   No                    0            1
      42   No                    5            1
      44   No                    5            2
      54   No                    0            1
      71   No                    0            1

      74   No                    0            1
    74.1                                      1
    74.2                                      1

      75   No                    0            1
    75.1                                      1
    75.2                                      1

      80   No                    0            2
      92   No                    0            1
     107   No                    0            1
     110   No                    0            2
     114   No                    0            1
     115   No                    0            1
     126   No                    0            2
     133   No                    0            1


                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the Seller shall have made prudent inquiries of related servicers, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File (each such document, a "Loan Document") shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or not taking such action by the Seller or any servicer acting on its behalf.

            The Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

                  (1) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") was true and correct in all material respects as of the Cut-off Date.

                  (2) Legal Compliance - Origination, Funding and Servicing. As
            of the date of its origination, and to the actual knowledge of the Seller as of the Closing Date, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                  (3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests, participation interests and/or of any other interests or encumbrances of any nature whatsoever (except for the Title Exceptions), and the Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan free and clear of all such liens, claims, pledges, charges and interests or encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan. The sale of the Mortgage Loans to the Purchaser does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Trustee and each such endorsement is genuine.

                  (4) No Holdbacks; Improvements Complete or Escrows
            Established. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, have been complied with in all material aspects or any such funds so escrowed have not been released; provided that partial releases of such funds in accordance with the applicable Loan Documents may have occurred.

                  (5) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor or guarantor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with its terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (6) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property and subject to limits on enforceability described in Paragraph (5). No Person other than the related Mortgagor owns any interest in any payments due under the related leases. Each related Assignment of Leases provides for the appointment of a receiver for rent, allows the holder to enter into possession to collect rents or provides for rents to be paid directly to the holder of the Mortgage upon an event of default under the Mortgage Loan documents.

                  (7) No Offset or Defense. There is no right of offset,
            abatement, diminution, or rescission or valid defense or counterclaim with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, except as enforcement may be limited by bankruptcy and principles of equity and, in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and, as of the Closing Date, to the Seller's actual knowledge no such rights have been asserted.

                  (8) Mortgage Status; Legal, Valid and Binding Obligations.
            Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee has been duly authorized, executed and delivered in recordable form by the Seller and constitutes the legal, valid, binding and enforceable assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage and Assignment of Leases is freely assignable upon notice to but without the consent of the related Mortgagor.

                  (9) Mortgage Lien. Subject to the exceptions set forth in
            Paragraph (5) above, each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property, subject only to the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (c) any other exceptions and exclusions (general and specific) set forth in the mortgagee policy of title insurance issued with respect to the Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) the right of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), and (e) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy as described above and to the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and is not bonded over, escrowed for or covered by insurance.

                  (10) UCC Filings. The security agreements or other
            instruments, if any, related to the Mortgage Loan establish and create, and a UCC Financing Statement has been filed, recorded or submitted for recording in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC Financing Statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), except as enforceability may be limited by bankruptcy or other laws affecting enforcement of creditor's rights generally or by the application of the rules of equity, and except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the terms of the Mortgage Loan. In the case of a Mortgaged Property operated as a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center, such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, and the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns. In the case of each Mortgage Loan secured by a hotel, the related Loan Documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property (to the extent that a filing of such a UCC Financing Statement can perfect such a security interest). An assignment of each UCC Financing Statement relating to the Mortgage Loan has been delivered by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such UCC Financing Statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC Financing Statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or any other personal property to the extent that the possession or control of such items or actions other than the filing of the UCC Financing Statement as required in order to effect such perfection.

                  (11) Taxes and Assessments. All taxes and governmental
            assessments or charges or water or sewer bills that prior to the Cut-off Date became due and owing in respect of each related Mortgaged Property have been paid, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or due and owing until the date on which interest or penalties may first be payable thereon.

                  (12) Condition of Property; No Condemnation; No Encroachments.
            In the case of each Mortgage Loan, one or more engineering assessments which included a physical visit and inspection of the Mortgaged Property were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Master Servicer, the related Mortgaged Property is, to the Seller's knowledge as of the Closing Date, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions, either (a) an escrow of funds was required or a letter of credit was obtained in an amount equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial lender would deem appropriate under the circumstances sufficient to effect the necessary repairs or maintenance or (b) such repairs and maintenance have been completed. As of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has no actual knowledge of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan and to the Seller's knowledge as of the Cut-off Date: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the use or the value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph
            (13) below.

                  (13) Title Insurance. The Seller has received an ALTA lender's title insurance policy or an equivalent form of lender's title insurance policy (or if such policy is not yet issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment, in either case marked as binding and countersigned by the title insurer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring the portion of each Mortgaged Property comprised of real estate and insuring the originator of such Mortgage Loan and its successors and assigns (as sole insureds) that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser), such Title Insurance Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser and its successors and assigns without consent or notice to the title insurer. The Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, (b) that there are no encroachments of any part of the building thereon over easements, and (c) that the area shown on the survey is the same as the property legally described in the related Mortgage.

                  (14) Insurance. All improvements upon each Mortgaged Property securing a Mortgage Loan are insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located. Each Mortgaged Property was covered by a fire and extended perils included under the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve
            (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (b) the outstanding principal balance of such Mortgage Loan, and (c) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties; if any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period; all properties in Florida and within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina and South Carolina have windstorm insurance; any nonconformity with applicable zoning laws and ordinances (1) is not a material nonconformity and does not materially and adversely affect the use, operation or value of the Mortgaged Property, (2) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty, (3) is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial or multifamily, as applicable, mortgage lenders, (4) is covered by a zoning endorsement covering any loss to the mortgagee resulting from such non-conformity or (5) is covered by insurance that will provide proceeds that, together with the value of the related land, will be sufficient to repay the Mortgage Loan; and additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). At origination, and to the Seller's knowledge as of the Closing Date, such insurance was, or is, as applicable, in full force and effect with respect to each related Mortgaged Property and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Loan Documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with the mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without 30 days' prior written notice to the mortgagee (or, with respect to nonpayment, 10 days' prior written notice to the mortgagee) or such lesser period as prescribed by applicable law; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender after September 11, 2001 or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, for each Mortgage Loan, (A) the related all risk property casualty insurance policy and business interruption policy do not exclude acts of terrorism, or any related damage claims or (B) Borrower has obtained insurance satisfying the above coverage requirements against damage and business interruption resulting from acts of terrorism, from coverage as of the later of (i) the date of origination of the Mortgage Loan and (ii) the date as of which the policy was renewed or amended, and the related Loan Documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. The Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph (44) below).

                  (15) No Material Defaults. Other than payments due but not yet
            30 days or more delinquent (A) there exists no material default, breach, violation or event of acceleration under the related Loan Documents and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Seller or prior holder of such Mortgage Loan of an event of acceleration under the related Loan Documents, and (C) to Seller's actual knowledge no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents has occurred and is continuing; the Seller has not waived any material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other Loan Documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under the Loan Documents; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to the subject matter otherwise covered by any other representation and warranty made by the Seller in this
            Schedule II.

                  (16) Payment Record. Each Mortgage Loan is not, and in the
            prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace or cure period.

                  (17) Additional Collateral. The related Loan Documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than another Mortgage Loan.

                  (18) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8), assuming compliance with all of the requirements of a "foreclosure property" under Section 856(e)(4) by the Trustee, the Master Servicer, the Special Servicer, as applicable, and their respective agents, but without regard to the holding period requirements set forth in Section 856(e)(2). Prepayment Premiums and yield maintenance charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (19) Environmental Conditions. One or more property condition or engineering reports (relating to lead-based paint, asbestos and radon gas) or environmental site assessments meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was or the related reports were prepared covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property (an "Environmental Report"), or an update of such an assessment, was performed by an experienced licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, (a) such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) a party not related to the related Mortgagor with financial resources reasonably adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance, (B) the related Mortgagor was required to provide additional security adequate to cure the subject violation in all material respects and to obtain an operations and maintenance plan,
            (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, or recommended only the implementation of an operations and maintenance program, which the Mortgagor is required to do, (D) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (E) the related Mortgaged Property is insured under a policy of insurance against losses arising from such circumstances and conditions, (F) the circumstance or condition has been fully remediated, (G) the related Mortgagor provided a "no further action" letter or other evidence acceptable to the Seller and that would be acceptable to a reasonably prudent lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (H) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 2% of the outstanding principal balance of the related Mortgage Loan and (b) $200,000, (I) the related Mortgagor or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (J) a responsible party with financial resources reasonably adequate to cure the violation provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other Loan Document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Mortgagor to comply and cause the Mortgaged Property to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Mortgagor represents and warrants in the related Loan Documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge that as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, and that the Mortgagor will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials, in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

                  (20) Customary Mortgage Provisions. The related Loan Documents contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if customary, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (21) Bankruptcy. No Mortgaged Property, nor any material
            portion thereof, is the subject of and no Mortgagor is a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

                  (22) Whole Loan; Interest Only; No Equity Participation or
            Contingent Interest. Each Mortgage Loan is a whole loan and not a participation interest in a loan. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for interest-only payments without principal amortization (except as disclosed in the Prospectus Supplement) or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise nor holds any equity interest in any Mortgagor.

                  (23) Transfers and Subordinate Debt. The Mortgage Loan does not permit the related Mortgaged Property or any interest therein, including any ownership interest in the Mortgagor, to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan without the prior written consent of the holder thereof. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Loan Documents require the Mortgagor to pay all reasonable costs and expenses related to any required consent to any transfer or encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees. The Loan Documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any direct equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, issuance of non-controlling new equity interests, transfers that are subject to the holder's approval of transferee and satisfaction of certain conditions specified in the Loan Documents, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

                  (24) Waivers and Modification. The terms of the related Loan
            Documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any material respect, except pursuant to a written instrument duly submitted for recordation, to the extent required, and specifically included in the related Mortgage Loan File. No alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since April 23, 2007. The Seller has not taken any intentional action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

                  (25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator within the 12 months prior to the Closing Date.

                  (26) Releases of Mortgaged Property. Since origination, no portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than 125% of the related allocated loan amount of such Mortgaged Property specifically set forth in the related Loan Documents, (b) upon payment in full of such Mortgage Loan, (c) Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans in accordance with their terms, (d) Mortgage Loans which permit the related Mortgagor to substitute a replacement property subject to the satisfaction of enumerated conditions that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, lender, but which do not include the consent or approval of the lender to the substitution or the substitute property, or (e) a portion of the Mortgaged Property that was not given any value in connection with either the initial underwriting or appraisal of the Mortgage Loan.

                  (27) Defeasance. With respect to any Mortgage Loan that
            contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related Loan Document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Mortgagor of all related fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) either through and including the maturity date of the Mortgage Loan or to the first date that the Borrower can prepay the Mortgage Loan without prepayment premium, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Stated Maturity Date. Further, the Mortgage or other related Loan Document contained in the Mortgage File requires that an independent certified public accountant certify that such government securities are sufficient to make all such scheduled payments when due. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the release of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related Loan Document provides that the related Mortgagor shall (or permits the mortgagee to require the Mortgagor to) (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions reasonably required by the mortgagee under the related Loan Documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require (or permit the mortgagee to require) confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require (or permit the mortgagee to require) the Mortgagor to pay any Rating Agency fees and expenses.

                  (28) Local Law Compliance; Non-Conforming Uses or
            Improvements. To the Seller's knowledge as of the date of origination of such Mortgage Loan, and, to the Seller's actual knowledge, as of the Cut-off Date the Mortgaged Property and the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are, as applicable, in material compliance with all applicable zoning laws including parking and ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, either law and ordinance insurance coverage has been obtained in amounts adequate to avoid loss to the mortgagee, or such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property).

                  (29) (reserved)

                  (30) Single-Purpose Entity. Each Mortgage Loan with an
            original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, and/or which entity represented and covenanted in the related Loan Documents, substantially to the effect that such Mortgagor (i) is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; (ii) does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; (iii) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (iv) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Loan Documents; (v) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (vi) holds itself out as being a legal entity, separate and apart from any other person. In addition, with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: observe all entity level formalities and record keeping; conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution or winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; and the Mortgagor shall have an outside independent director or member. The Mortgage File for each such Mortgage Loan having an original principal balance of $20,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving its equity owner or group of equity owners having an equity interest greater than 49%. To Seller's actual knowledge, each Mortgagor has fully complied with the requirements of the related Mortgage Loan and Mortgage and the Mortgagor's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member.

                  (31) No Advances. No advance of funds has been made after
            origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

                  (32) Litigation or Other Proceedings. To Seller's knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no, pending actions, suits, litigation, arbitration or other proceedings by or before any court, arbitrator or governmental authority against the Mortgagor (or any related guarantor to the extent the Seller would consider such guarantor material to the underwriting or such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or such guarantor's ability to meet its obligations under the related Loan Documents.

                  (33) No Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) is a fixed rate, and complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (34) Trustee Under Deed of Trust. If the Mortgage for any
            Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Mortgagor under the Mortgage.

                  (35) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (36) (reserved)

                  (37) Escrow Deposits. All escrow deposits and payments
            required pursuant to the Loan Documents are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith, and all such escrows, deposits and payments will be conveyed by the applicable Seller to the Purchaser and identified as such with appropriate detail on the Closing Date.

                  (38) Licenses and Permits. The Mortgage Loan requires the
            related Mortgagor, to the extent required by law, to be qualified to do business, and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan based on any of: (i) a letter from governmental authorities,
            (ii) a legal opinion, (iii) an endorsement to the related Title Insurance Policy, (iv) a zoning report from a zoning consultant, or
            (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, and to the Seller's actual knowledge as of the Closing Date, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses and permits have otherwise been issued.

                  (39) Origination, Servicing and Collection Practices. The
            origination (or acquisition, as the case may be), collection, and the servicing practices used by the Seller and its affiliates or contractors engaged by it with respect to the Mortgage Loan have been in all respects legal and have met customary standards utilized by prudent commercial or multifamily, as applicable, lenders and servicers.

                  (40) Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

                  (41) Non-Recourse Exceptions. Each Mortgage Loan is
            non-recourse, except that the Mortgagor and either: a principal of the Mortgagor or other natural person, with assets other than any interest in the Mortgagor, has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with: (i) any fraud or material misrepresentation by the Mortgagor, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards or (iii) violation of applicable environmental laws or breaches of environmental covenants. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

                  (42) Separate Tax Parcels. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued), or, in certain instances, an application has been made to the applicable governing authority for creation of separate tax lots that shall be effective for the next tax year (and, with respect to tax parcels for which such application has been made, prior to the creation of such separate tax lots, taxes are being escrowed for the entire existing tax parcel), or is subject to an endorsement under the related Title Insurance Policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (43) Financial Statements. Each Mortgage or related Loan
            Documents requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), and such additional information regarding the Mortgagor and the Mortgaged Property as the owner or holder of the Mortgage may request which annual financial statements for all Mortgage Loans with an original principal balance greater than $20,000,000 shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

                  (44) Fee/Leasehold Properties. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to Mortgage Loans that are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (a) Such Ground Lease or a memorandum thereof has been
                  duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                        (b) Such Ground Lease is not subject to any liens or
                  encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, and provides that it shall remain prior to any mortgage or other lien upon the related Fee Interest;

                        (c) The Mortgagor's interest in such Ground Lease is
                  assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                        (d) Such Ground Lease is in full force and effect, and
                  the Seller has not received as of the Closing Date notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (e) Seller or its agent has provided the lessor under
                  the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (f) The mortgagee under such Mortgage Loan is permitted
                  a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

                        (g) Such Ground Lease has a current term (including one
                  or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller and its successors and assigns) which extends not less than the greater of 10 years beyond the amortization term and 20 years beyond the Stated Maturity Date for the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Repayment Date, 10 years beyond the amortization term);

                        (h) Such Ground Lease requires the lessor to enter into
                  a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (i) Under the terms of such Ground Lease and the related
                  Loan Documents, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                        (j) Such Ground Lease does not impose any restrictions
                  on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                        (k) Such Ground Lease may not be amended or modified
                  without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns;

                        (l) The terms of such Ground Lease have not been waived,
                  modified, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by the related Mortgage.

            (45) Fee Simple Interest. Except with respect to the Mortgage Loans secured by Ground Leases, each of the Mortgagors (or its affiliates) has title in the fee simple interest in each related Mortgaged Property.

            (46) ARD Loans. Each ARD Loan requires scheduled monthly payments of principal; if any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming that it is not otherwise in default, the rate at which such Mortgage Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin not less than 2 percent (2%); the Anticipated Repayment Date of any such Mortgage Loan is not less than 7 years from the date of origination; and after the Anticipated Repayment Date, the Loan Documents provide that excess cash flow after payment of expenses, including scheduled interest and capital expenditures approved by the lender, will be used to repay principal.

            (47) Authorization in Jurisdiction. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

            (48) No Negative Amortization; No Capital Contribution; No Financing for Incomplete Improvements. No Mortgage Loan, other than an ARD Loan (and then only after the Anticipated Repayment Date for such ARD Loan), provides for the negative amortization of interest. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the purpose of financing the construction of incomplete improvements on the related Mortgaged Property other than tenant improvements.

            (49) No Fraud. Neither the Seller, the originator, nor any employee or agent of the Seller or the originator has participated in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Mortgagor or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

            (50) Grace Periods. The related Mortgage or Mortgage Note provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date other than as disclosed in the Mortgage Loan Schedule.

            (51) Appraisals. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal or a supplemental letter from the appraiser states that the appraisal satisfies the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended), all as in effect on the date the Mortgage Loan was originated.

            (52) Mortgagor Concentration. Except as disclosed in the Prospectus Supplement, (a) no Mortgagor is the Mortgagor with respect to more than one Mortgage Loan and (b) to the Seller's knowledge, no group of Mortgage Loans with affiliated Mortgagors have an aggregate principal balance equaling more than $366,059,373.

            (53) Environmental Insurance Policies. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor environmental insurance policy, then:

                  (a) the Seller:

                        (i) has disclosed, or is aware that there has been
                  disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                        (ii) has delivered or caused to be delivered to the
                  insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property,

                        in each case with respect to (i) and (ii) to the extent
                  required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

                  (b) all premiums for such insurance have been paid;

                  (c) has a term not less than 5 years beyond the term of the
            Mortgage Loan (or 5 years beyond the Anticipated Repayment Date with respect to an ARD Loan) and is not cancelable during such term; and

                  (d) such insurance is in full force and effect.

                  If the Mortgage Loan is listed on Schedule IIA(53) and the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect, such policy may not be cancelled or amended without the consent of the Seller or its successors and assigns and, to the Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph (53).

            (54) Access. The Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

                                  SCHEDULE IIA

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Note: The Mortgage Loan known as Owings Mills 3 is structured with the related promissory note secured by a guaranty agreement (rather than a deed of trust), which guaranty agreement from the related property owner, in favor of the lender covers all of the obligations under the related promissory note. All of the obligations under the related guaranty agreement are secured by an indemnity deed of trust ("IDOT"). With respect to certain of the representation and warranties, with respect to these Mortgage Loans, statements regarding the borrower relate to the guarantor, as the owner of the respective Mortgaged Property.

--------------------------------------------------------------------------------
              Mortgage Loan                              Exception
--------------------------------------------------------------------------------
Exceptions to Representation (3)           Good Title; Conveyance.
--------------------------------------------------------------------------------

Loan No. 200 (JQH Hotel Portfolio)         In addition to the Mortgage Loan,
                                           the related Mortgaged Property
                                           secures a pari passu A-note.

                                           With respect to one of the Mortgaged
                                           Properties (the Embassy Suites -
                                           Hilton), such Mortgaged Property is
                                           subject to a right of first offer to
                                           purchase the Mortgaged Property in
                                           favor of the related franchisor in
                                           the event that the borrower markets
                                           such Mortgaged Property for sale or
                                           receives an offer from a third party.

                                           With respect to two of the Mortgaged
                                           Properties (the Residence Inn -
                                           Marriot and the Courtyard by
                                           Marriot), each such Mortgaged
                                           Property is subject to a purchase
                                           option (at fair market value) in
                                           favor of the related franchisor in
                                           the event that a competing franchise
                                           attempts to purchase the related
                                           Mortgaged Property or a controlling
                                           interest in the related borrower.

                                           With respect to one of the Mortgaged
                                           Properties (the Renaissance -
                                           Marriot), the Mortgaged Property is
                                           subject to: (i) a purchase option (at
                                           fair market value) in favor of the
                                           prior owner in the event that the
                                           borrower fails to operate the
                                           Mortgaged Property as a hotel for 2
                                           months in any 24-month period (such
                                           failure would also be an event of
                                           default under the Loan Documents);
                                           and (ii) a purchase option (at fair
                                           market value) in favor of the related
                                           franchisor in the event that the a
                                           competing franchise attempts to
                                           purchase the related Mortgaged
                                           Property or a controlling interest in
                                           the borrower.
--------------------------------------------------------------------------------

Loan No. 400 (ChampionsGate Hotel)         In addition to the Mortgage Loan,
                                           the related Mortgaged Property
                                           secures a pari passu A-note.
--------------------------------------------------------------------------------

Loan No. 2000 (1701 Lake Robbins Drive)    The Mortgaged Property is subject to
                                           a right of first offer to purchase
                                           the Mortgaged Property in favor of
                                           Town Center Development Company,
                                           L.P. that has been subordinated to
                                           the Mortgage Loan and accordingly,
                                           will not affect the lender's rights
                                           to foreclose, but such right is not
                                           subordinated to a subsequent
                                           transfer by a purchaser at a
                                           foreclosure sale.
--------------------------------------------------------------------------------

Exceptions to Representation (6)           Assignment of Leases and Rents.
--------------------------------------------------------------------------------

Loan No. 200 (JQH Hotel Portfolio)         In addition to the Mortgage Loan,
                                           the related Mortgaged Property
                                           secures a pari passu A-note.
--------------------------------------------------------------------------------

Loan No. 400 (ChampionsGate Hotel)         In addition to the Mortgage Loan,
                                           the related Mortgaged Property
                                           secures a pari passu A-note.
--------------------------------------------------------------------------------

Exceptions to Representation (9)           Mortgage Lien.
--------------------------------------------------------------------------------

Loan No. 200 (JQH Hotel Portfolio)         In addition to the Mortgage Loan,
                                           the related Mortgaged Property
                                           secures a pari passu A-note.

                                           With respect to one of the Mortgaged
                                           Properties (the Embassy Suites -
                                           Hilton), such Mortgaged Property is
                                           subject to a right of first offer to
                                           purchase the Mortgaged Property in
                                           favor of the related franchisor in
                                           the event that the borrower markets
                                           such Mortgaged Property for sale or
                                           receives an offer from a third party.

                                           With respect to two of the Mortgaged
                                           Properties (the Residence Inn -
                                           Marriot and the Courtyard by
                                           Marriot), each such Mortgaged
                                           Property is subject to a purchase
                                           option (at fair market value) in
                                           favor of the related franchisor in
                                           the event that a competing franchise
                                           attempts to purchase the related
                                           Mortgaged Property or a controlling
                                           interest in the related borrower.

                                           With respect to one of the Mortgaged
                                           Properties (the Renaissance -
                                           Marriot), the Mortgaged Property is
                                           subject to: (i) a purchase option (at
                                           fair market value) in favor of the
                                           prior owner in the event that the
                                           borrower fails to operate the
                                           Mortgaged Property as a hotel for 2
                                           months in any 24-month period (such
                                           failure would also be an event of
                                           default under the Loan Documents);
                                           and (ii) a purchase option (at fair
                                           market value) in favor of the related
                                           franchisor in the event that the a
                                           competing franchise attempts to
                                           purchase the related Mortgaged
                                           Property or a controlling interest in
                                           the borrower.
--------------------------------------------------------------------------------

Loan No. 400 (ChampionsGate Hotel)         In addition to the Mortgage Loan,
                                           the related Mortgaged Property
                                           secures a pari passu A-note.
--------------------------------------------------------------------------------

Loan No. 2000 (1701 Lake Robbins Drive)    The Mortgaged Property is subject to
                                           a right of first offer to purchase
                                           the Mortgaged Property in favor of
                                           Town Center Development Company,
                                           L.P. that has been subordinated to
                                           the Mortgage Loan and accordingly,
                                           will not affect the lender's rights
                                           to foreclose, but such right is not
                                           subordinated to a subsequent
                                           transfer by a purchaser at a
                                           foreclosure sale.
--------------------------------------------------------------------------------

                                           Condition of Property; No
Exceptions to Representation (12)          Condemnation; No Encroachments.
--------------------------------------------------------------------------------

Loan No. 700 (Nantucket Creek)             A footbridge, with respect to which
                                           an easement was obtained from the
                                           Los Angeles County Flood Control
                                           District, which connects two
                                           portions of the Mortgaged Property
                                           is not currently located within the
                                           prescribed easement area. The
                                           related title insurance
                                           affirmatively covers the footbridge.
                                           In addition, the Loan Documents
                                           require the borrower to obtain the
                                           appropriate easement within one year
                                           of origination.
--------------------------------------------------------------------------------

Exceptions to Representation (13)          Title Insurance.
--------------------------------------------------------------------------------

Loan No. 100 (HPI - GSA Portfolio)         With respect to one of the Mortgaged
                                           Properties securing the Mortgage
                                           Loan (the Mortgaged Property located
                                           in Philadelphia, Pennsylvania), the
                                           Mortgaged Property is insured for
                                           120% of the allocated loan amount.
--------------------------------------------------------------------------------

Exceptions to Representation (14)          Insurance.
--------------------------------------------------------------------------------

Loan No. 100 (HPI - GSA Portfolio)         The borrower is not required to
                                           obtain and maintain terrorism
                                           insurance in an amount greater than
                                           the amount of terrorism insurance
                                           that is available for an annual
                                           premium 1.5 times the amount of the
                                           then-current annual premium for the
                                           all-risk coverage provided that, if
                                           (i) terrorism insurance is
                                           customarily maintained by owners
                                           and/or operators of office buildings
                                           in the same class as each individual
                                           Mortgaged Property in the region in
                                           which such Mortgaged Property is
                                           located are generally obtaining
                                           terrorism insurance, (ii) lenders
                                           financing office buildings in the
                                           same class as each individual
                                           Mortgaged Property in the region in
                                           which such Mortgaged Property are
                                           generally requiring terrorism
                                           insurance as a condition to such
                                           financing or (iii) the borrower or
                                           its affiliates are obtaining
                                           terrorism insurance on any other
                                           office buildings in the same class
                                           as each individual Mortgaged
                                           Property in the region in which such
                                           Mortgaged Property, then the
                                           borrower will be required to
                                           maintain such terrorism insurance,
                                           regardless of the cost of the
                                           related insurance premiums.

Loan No. 200 (JQH Hotel Portfolio)         The borrower is permitted to
                                           maintain insurance provided by a
                                           syndicate of insurers, provided that
                                           the insurers with respect to such
                                           insurance shall be acceptable if:
                                           (i) the first layer of coverage
                                           under such insurance shall be
                                           provided by carriers with minimum
                                           ratings from each of the S&P,
                                           Moody's and Fitch (or such rating
                                           agencies rating the Certificates
                                           backed by the Mortgage Loan) of "A-"
                                           or its equivalent; (ii) 60% (75% if
                                           there are 4 or fewer members in the
                                           syndicate) of the aggregate limits
                                           under such policies must be provided
                                           by carriers with a claims-paying
                                           ability of "A-" or its equivalent;
                                           (iii) all carriers have
                                           claims-paying ability ratings of at
                                           least "BBB;" and (iv) any coverage
                                           provided by carriers having ratings
                                           lower than "A-" or its equivalent by
                                           each of S&P, Moody's and Fitch (or
                                           such rating agencies rating the
                                           Certificates backed by the Mortgage
                                           Loan) will be required to be excess
                                           coverage with respect to the
                                           required coverage provided by
                                           insurers having ratings of at least
                                           "A-" or its equivalent.

                                           The borrower is not required to
                                           obtain and maintain terrorism
                                           insurance in an amount greater than
                                           the amount of terrorism insurance
                                           that is available for an annual
                                           premium 2 times the amount of the
                                           annual premium for the all-risk
                                           coverage and business income coverage
                                           during the immediately preceding
                                           calendar year.
--------------------------------------------------------------------------------

Loan No. 300 (Owings Mills 3)              The borrower is permitted maintain
                                           earthquake insurance, worker's
                                           compensation and motor vehicle
                                           insurance coverage pursuant to
                                           policies issued by either (A) one or
                                           more financially sound and
                                           responsible insurance companies
                                           authorized to do business in the
                                           state in which the Mortgaged
                                           Property is located and having a
                                           claims paying ability rating of "A-"
                                           or better by S&P or (B) a syndicate
                                           of insurers through which (1) at
                                           least fifty percent (50%) of claims
                                           coverage shall be with one or more
                                           carriers having a
                                           claims-paying-ability rating of not
                                           less than "A-" by S&P or by A.M.
                                           Best of "A-IX" or better, (2)
                                           subject to the requirements set
                                           forth in the insurance provisions of
                                           the Loan Documents, at least ninety
                                           percent (90%) of claims coverage
                                           (inclusive of the coverage provided
                                           by carriers described in (1) above)
                                           shall be with one or more carriers
                                           having a claims paying ability
                                           rating by A.M. Best of "A-VIII" or
                                           better, (3) the balance of the
                                           coverage not to exceed ten percent
                                           (10%) of claims coverage is with one
                                           or more carriers having a claims
                                           paying ability rating by A.M. Best
                                           of "A-VII" or better and (4) with
                                           regard to any insurance carrier
                                           which has a claims-paying-ability
                                           rating by A.M. Best of less than
                                           "A-IX", such carrier may not
                                           represent more than five percent
                                           (5%) of the total earthquake
                                           insurance.

                                           The borrower is permitted to maintain
                                           commercial general liability
                                           insurance coverage issued by either
                                           (A) one or more financially sound and
                                           responsible insurance companies
                                           authorized to do business in the
                                           state in which the Mortgaged Property
                                           is located and having a
                                           claims-paying-ability rating by (1)
                                           S&P not lower than "A-" or (2) A.M.
                                           Best of "A-IX" or (B) a syndicate of
                                           insurers through which at least sixty
                                           percent (60%) of the coverage is with
                                           carriers having a claims
                                           paying-ability rating by S&P not
                                           lower than "BBB" or by A.M. Best not
                                           lower than "A:IX" and which syndicate
                                           may include Factory Mutual Insurance
                                           Company so long as Factory Mutual
                                           Insurance Company has (i) a claims
                                           paying ability rating of not lower
                                           than "A-" by Fitch and "A:IX" by A.M.
                                           Best and (ii) a claims-paying ability
                                           rating by S&P based solely on public
                                           information of not lower than "BBBpi"
                                           (the "Factory Mutual
                                           Qualifications").

                                           The borrower is permitted to maintain
                                           all risk, flood insurance, business
                                           income insurance, builder's risk
                                           insurance, comprehensive boiler and
                                           machinery insurance and terrorism
                                           insurance coverage with either (A)
                                           one or more financially sound and
                                           responsible insurance companies
                                           authorized to do business in the
                                           state in which the Mortgaged Property
                                           is located and having a
                                           claims-paying-ability rating by S&P
                                           not lower than "A-" or by A.M. Best
                                           not lower than "A:IX" or (B) a
                                           syndicate of insurers through which
                                           at least sixty percent (60%) of the
                                           coverage (if there are 4 or fewer
                                           members of the syndicate) or at least
                                           fifty percent (50%) of the coverage
                                           (if there are 5 or more members of
                                           the syndicate) is with carriers
                                           having a claims-paying-ability rating
                                           by S&P not lower than "A-" or by A.M.
                                           Best not lower than "A:IX" and the
                                           balance of the coverage is, in each
                                           case, with insurers having a
                                           claims-paying-ability rating by S&P
                                           of not lower than "BBB" or by A.M.
                                           Best not lower than "A:IX", provided
                                           that in each case, the first loss
                                           risk is borne by the carriers having
                                           a claims-paying-rating by S&P of not
                                           lower than "A-" or by A.M. Best not
                                           lower than "A:IX" and which syndicate
                                           may include Factory Mutual Insurance
                                           Company so long as Factory Mutual
                                           Insurance Company satisfies the
                                           Factory Mutual Qualifications, and
                                           (2) the flood hazard insurance
                                           coverage described in the Loan
                                           Documents with any insurance company
                                           authorized by the United States
                                           government to issue such insurance
                                           provided such flood hazard insurance
                                           is reinsured by the United States
                                           government.

                                           If the borrower's insurers or
                                           reinsurance carriers fail to provide
                                           or maintain the ratings set forth in
                                           the insurance section of the Loan
                                           Documents, the borrower may satisfy
                                           the applicable ratings requirement of
                                           such section by providing to the
                                           lender a "cut-through" endorsement in
                                           form and substance approved by the
                                           lender issued by an insurer
                                           satisfactory to the lender or by such
                                           other credit enhancement or guaranty
                                           by such other person, in each event
                                           satisfactory to the lender and the
                                           rating agencies.
--------------------------------------------------------------------------------

Loan No. 400 (ChampionsGate Hotel)         The borrower is only required to
                                           obtain and maintain such terrorism
                                           insurance coverage as is available
                                           for an amount no greater than
                                           $377,600 (which amount represents
                                           two times the annual premium that
                                           would be paid by the borrower for
                                           commercial property and business
                                           income coverage as of the
                                           origination date, exclusive of
                                           terrorism insurance); provided that,
                                           if the lender reasonably determines
                                           that (i) terrorism insurance is
                                           customarily maintained by owners
                                           and/or operators of hotel properties
                                           in Orlando, Florida, (ii) lenders
                                           financing hotel properties in
                                           Orlando, Florida are generally
                                           requiring terrorism insurance as a
                                           condition to such financing or (iii)
                                           the borrower or its affiliates are
                                           obtaining terrorism insurance on any
                                           other hotel properties which the
                                           borrowers or its affiliates own or
                                           operate in central Florida, then the
                                           borrower will be required to
                                           maintain such terrorism insurance,
                                           regardless of the cost of the
                                           related insurance premiums.

                                           The borrower has procured windstorm
                                           insurance of up to $50,000,000 per
                                           occurrence, under a blanket policy,
                                           with a guaranty for the deductible.
                                           However, the borrower is only
                                           required to maintain insurance
                                           against loss or damage incurred as a
                                           result of a windstorm, hurricane or
                                           similar weather to the extent such
                                           insurance (a) is commercially
                                           available to owners and/or operators
                                           of first class hotels in Orlando,
                                           Florida, (b) can be obtained at a
                                           commercially reasonable cost and (c)
                                           does not exceed the coverage limits
                                           and deductible amounts generally
                                           required by lenders financing first
                                           class hotels in Orlando, Florida.
--------------------------------------------------------------------------------

Loan No. 800 (Garin Ranch)                 The borrower is not required to
                                           obtain and maintain terrorism
                                           insurance in an amount greater than
                                           the amount of terrorism insurance
                                           that is available for an annual
                                           premium 2.5 times the amount of the
                                           annual premium for the all-risk
                                           coverage; provided that, if (i)
                                           terrorism insurance is customarily
                                           maintained by owners and/or
                                           operators of business centers in the
                                           same class as the Mortgaged Property
                                           in Contra Costa County, California,
                                           (ii) lenders financing business
                                           centers in the same class as the
                                           Mortgaged Property in Contra Costa
                                           County, California are generally
                                           requiring terrorism insurance as a
                                           condition to such financing or (iii)
                                           the borrower or its affiliates are
                                           obtaining terrorism insurance on any
                                           other hotel properties which the
                                           borrowers or its affiliates own or
                                           operate in Contra Costa County,
                                           California, then the borrower will
                                           be required to maintain such
                                           terrorism insurance, regardless of
                                           the cost of the related insurance
                                           premiums.
--------------------------------------------------------------------------------

Loan No. 500 (252 Seventh Avenue)          The borrower is not required to
                                           obtain and maintain terrorism
                                           insurance in an amount greater than
                                           the amount of terrorism insurance
                                           that is available for an annual
                                           premium 1.5 times the amount of the
                                           annual premium for the all-risk
                                           coverage; provided that, if (i)
                                           terrorism insurance is customarily
                                           maintained by owners and/or
                                           operators of hotel properties in New
                                           York, New York, (ii) lenders
                                           financing retail properties in New
                                           York, New York are generally
                                           requiring terrorism insurance as a
                                           condition to such financing or (iii)
                                           the borrower or its affiliates are
                                           obtaining terrorism insurance on any
                                           other hotel properties which the
                                           borrowers or its affiliates own or
                                           operate in New York, New York, then
                                           the borrower will be required to
                                           maintain such terrorism insurance,
                                           regardless of the cost of the
                                           related insurance premiums.
--------------------------------------------------------------------------------

Loan No. 600 (Cranberry Commons)           The borrower is not required to
                                           obtain and maintain terrorism
                                           insurance in an amount greater than
                                           the amount of terrorism insurance
                                           that is available for an annual
                                           premium 2 times the amount of the
                                           annual premium for the all-risk
                                           coverage; provided that, if (i)
                                           terrorism insurance is customarily
                                           maintained by owners and/or
                                           operators of similar retail
                                           properties in Pennsylvania, (ii)
                                           lenders financing similar retail
                                           properties in Pennsylvania are
                                           generally requiring terrorism
                                           insurance as a condition to such
                                           financing or (iii) the borrower
                                           principal (Kimco Realty Corporation)
                                           or its affiliates are obtaining
                                           terrorism insurance on any other
                                           similar properties which it or its
                                           affiliates own or operate in
                                           Pennsylvania, then the borrower will
                                           be required to maintain such
                                           terrorism insurance, regardless of
                                           the cost of the related insurance
                                           premiums.
--------------------------------------------------------------------------------

Loan No. 100 (Argosy Apartments)           The borrower is not required to
                                           obtain and maintain terrorism
                                           insurance in an amount greater than
                                           the amount of terrorism insurance
                                           that is available for an annual
                                           premium 8.0 times the amount of the
                                           annual premium for terrorism
                                           insurance that is at least
                                           equivalent to the terrorism
                                           insurance required at origination.
                                           The terrorism cap does not apply if
                                           (A) owners and/or operators of
                                           multi-family apartment complexes in
                                           the same class as the Mortgaged
                                           Property in or around the region in
                                           which the Mortgaged Property is
                                           located are generally obtaining
                                           terrorism insurance, (B) lenders
                                           financing such multi-family
                                           apartment complexes in the same
                                           class as the Mortgaged Property in
                                           or around the region in which the
                                           Mortgaged Property is located are
                                           generally requiring terrorism
                                           insurance as a condition of
                                           financing, or (C) the borrower or
                                           any affiliates of the borrower or
                                           any transferee of the borrower or
                                           any of its affiliates, is obtaining
                                           terrorism insurance on any other
                                           properties in or around the region
                                           in which the Mortgaged Property is
                                           located which any of the foregoing
                                           persons own or operate.
--------------------------------------------------------------------------------

Exception to Representation (19)           Environmental Conditions.
--------------------------------------------------------------------------------

Loan Nos. 200 and 300 (JQH Hotel           The indemnification provided by the
Portfolio and Owings Mills 3)              borrower with respect to a breach of
                                           environmental representations,
                                           warranties or covenants does not
                                           cover losses due to diminution in
                                           value or foreseeable and
                                           unforeseeable consequential damages.
--------------------------------------------------------------------------------

Exception to Representation (21)           Bankruptcy.
--------------------------------------------------------------------------------

All Mortgage Loans                         The Seller makes no representation
                                           regarding the bankruptcy or
                                           insolvency of any tenant at the
                                           Mortgaged Property.
--------------------------------------------------------------------------------

                                           Whole Loan; Interest Only; No Equity
Exceptions to Representation (22)          Participation or Contingent Interest.
--------------------------------------------------------------------------------

Loan No. 200 (JQH Hotel Portfolio)         The Mortgage Loan is not a whole
                                           loan but is one of two pari passu
                                           promissory notes, each evidencing an
                                           interest in a mortgage loan with an
                                           original aggregate principal balance
                                           of $150,000,000.
--------------------------------------------------------------------------------

Loan No. 400 (ChampionsGate Hotel)         The Mortgage Loan is not a whole
                                           loan but is one of two pari passu
                                           promissory notes, each evidencing an
                                           interest in a mortgage loan with an
                                           original aggregate principal balance
                                           of $150,000,000.
--------------------------------------------------------------------------------

Certain Mortgage Loans                     Certain of the Mortgage Loans provide
                                           for interest-only payments without
                                           principal amortization, as set forth
                                           in Exhibit A hereto.
--------------------------------------------------------------------------------

Exceptions to Representation (23)          Transfers and Subordinate Debt.
--------------------------------------------------------------------------------

Loan No. 200 (JQH Hotel Portfolio)         The Loan Documents permit the equity
                                           holders of the borrower to pledge
                                           their interests in the borrower to
                                           secure a mezzanine loan, subject to
                                           the satisfaction of certain
                                           criteria, including, but not limited
                                           to that the combined debt service
                                           coverage ratio is no less than
                                           1.20x, the combined loan-to-value
                                           ratio is no greater than 75% and a
                                           confirmation from the rating
                                           agencies that such mezzanine debt
                                           will not result in a downgrade,
                                           withdrawal or qualification of the
                                           ratings assigned to the Certificates.
--------------------------------------------------------------------------------

Loan No. 300 (Owings Mills 3)              The Loan Documents permit the
                                           following transfers: (i) transfers
                                           of direct or indirect ownership
                                           interests in the borrower to
                                           "Qualified Transferees" meeting
                                           certain financial criteria and
                                           general creditworthiness standards
                                           set forth in the Loan Agreement; and
                                           (ii) transfers of direct or indirect
                                           ownership interests in certain
                                           specified affiliates of the
                                           borrower. A "Qualified Transferee"
                                           shall mean any one of the following
                                           persons: (i) a pension fund, pension
                                           trust or pension account that (a)
                                           has total real estate assets of at
                                           least $1 billion and (b) is managed
                                           by a person who controls at least $1
                                           billion of real estate equity
                                           assets; (ii) a pension fund advisor
                                           who (a) immediately prior to such
                                           transfer, controls at least $1
                                           billion of real estate equity assets
                                           and (b) is acting on behalf of one
                                           or more pension funds that, in the
                                           aggregate, satisfy the requirements
                                           of clause (i) of this definition;
                                           (iii) an insurance company which is
                                           subject to supervision by the
                                           insurance commissioner, or a similar
                                           official or agency, of a state or
                                           territory of the United States
                                           (including the District of Columbia)
                                           (a) with a net worth, as of a date
                                           no more than six (6) months prior to
                                           the date of the transfer of at least
                                           $500 million and (b) who,
                                           immediately prior to such transfer,
                                           controls real estate equity assets
                                           of at least $1 billion; (iv) a
                                           corporation organized under the
                                           banking laws of the United States or
                                           any state or territory of the United
                                           States (including the District of
                                           Columbia) (a) with a combined
                                           capital and surplus of at least $500
                                           million and (b) who, immediately
                                           prior to such transfer, controls
                                           real estate equity assets of at
                                           least $1 billion; or (v) any person
                                           (including, without limitation, any
                                           pension fund, pension trust, pension
                                           account, pension fund advisor,
                                           insurance company or banking
                                           corporation) (a) with a long-term
                                           unsecured debt rating from the
                                           Rating Agencies of at least
                                           investment grade or (b) who (i) has
                                           a net worth, as of a date no more
                                           than six (6) months prior to the
                                           date of such transfer, of at least
                                           $75 million, (ii) immediately prior
                                           to such transfer, controls real
                                           estate equity assets of at least
                                           $150 million and (iii) has not been
                                           the subject of a bankruptcy or
                                           insolvency proceeding during the
                                           immediately preceding seven (7)
                                           years.

                                           In addition, the holders of indirect
                                           ownership interests in the borrower
                                           are permitted to pledge their
                                           interests as security for additional
                                           debt, provided that, among other
                                           things, the following conditions are
                                           satisfied: (i) no event of default
                                           under the Mortgage Loan has occurred
                                           and is continuing, (ii) the pledge is
                                           to a "qualified pledgee" or is
                                           subject to the lender's prior written
                                           consent, which may be withheld in the
                                           lender's sole and absolute
                                           discretion, provided that the
                                           lender's consent may not be
                                           unreasonably withheld, if the
                                           borrower has delivered (A)
                                           confirmation from the rating agencies
                                           that the pledge will not, in and of
                                           itself, result in a downgrade,
                                           withdrawal or qualification of the
                                           ratings assigned to the Certificates
                                           and (B) a substantive
                                           non-consolidation opinion reasonable
                                           acceptable to the lender and the
                                           rating agencies, and (iii) in the
                                           event the property manager of the
                                           Mortgaged Property will change in
                                           connection with the pledge, the
                                           replacement property manager must
                                           meet the conditions set forth in the
                                           related Loan Documents. Pledges of
                                           equity to or from affiliates of the
                                           borrower are also permitted. A
                                           "qualified pledgee" generally means
                                           (i) one or more institutional
                                           entities that (A) has total assets
                                           (in name or under management) in
                                           excess of $650,000,000, and (except
                                           with respect to a pension advisory
                                           firm or similar fiduciary)
                                           capital/statutory surplus or
                                           shareholder's equity of $250,000,000;
                                           and (B) is regularly engaged in the
                                           business of making or owning
                                           commercial real estate loans or
                                           commercial loans secured by a pledge
                                           of interests in a mortgage borrower
                                           or owning and operating commercial
                                           mortgage properties; or (ii) an
                                           entity for which the borrower has
                                           obtained confirmation from the rating
                                           agencies that the pledge to such
                                           entity will not, in and of itself,
                                           result in a downgrade, withdrawal or
                                           qualification of the ratings assigned
                                           to the Certificates.
--------------------------------------------------------------------------------

Loan No. 500 (252 Seventh Avenue)          The borrower is permitted to
                                           restructure its ownership to a
                                           tenancy-in-common and, in connection
                                           with such structure, is permitted to
                                           transfer ownership of the Mortgaged
                                           Property into no more than 3 single
                                           member, special purpose bankruptcy
                                           remote entities, subject to certain
                                           conditions.

                                           The Loan Documents permit the equity
                                           owners of the borrower to obtain
                                           mezzanine financing subject to
                                           satisfaction of conditions contained
                                           in the Loan Documents.

                                           In addition, transfers of direct or
                                           indirect beneficial ownership
                                           interests in the borrower are
                                           permitted without the prior consent
                                           of the lender; provided that (x) one
                                           or more members of the Elghanayan
                                           Family (as defined below), in the
                                           aggregate, and/or a Permitted
                                           Transferee (as defined below) always
                                           owns, directly or indirectly, more
                                           than 50% of the borrower, (y)
                                           following such transfer, one or more
                                           members of the Elghanayan Family
                                           and/or a Permitted Transferee shall
                                           retain control of the management and
                                           operation of the borrower and the
                                           Mortgaged Property and (z) if after
                                           giving effect to such transfer and
                                           all prior transfers, no more than 49%
                                           in the aggregate of direct or
                                           indirect interests in the borrower
                                           are owned by any person and its
                                           affiliates that owned less than a 49%
                                           direct or indirect interest in the
                                           borrower as of the origination date,
                                           the lender receives a non
                                           consolidation opinion reasonably
                                           acceptable to the lender and
                                           acceptable to the rating agencies.

                                           "Elghanayan Family" means H. Henry
                                           Elghanayan, Kamran T. Elghanayan,
                                           Frederick Elghanayan, any of their
                                           spouses, brothers and sisters
                                           (whether by the whole or half blood),
                                           sons, daughters, stepsons,
                                           stepdaughters, grandchildren, great
                                           grandchildren and lineal descendants
                                           by birth or adoption spouses of each
                                           of them and trusts for the exclusive
                                           benefit of any such person and any
                                           entity controlled by and at least 51%
                                           owned directly or indirectly by any
                                           one or more of the foregoing.

                                           "Permitted Transferees" means any of
                                           the following entities: (i) any
                                           person who (a) owns or operates,
                                           together with its affiliates, at
                                           least 500,000 square feet of retail
                                           space in New York City, (b) has a net
                                           worth, determined as of a date no
                                           more than 6 months prior to the date
                                           of such transfer, of at least
                                           $50,000,000, and (c) immediately
                                           prior to such transfer, controls,
                                           directly or indirectly, real estate
                                           equity assets of at least
                                           $150,000,000; (ii) any member of the
                                           Elghanayan Family; or (iii) any
                                           person or persons in which at least
                                           51% of the ownership interests are
                                           owned directly or indirectly by any
                                           one or more of the entities listed in
                                           clause (i) of this definition of
                                           "Permitted Transferee", or any
                                           combination of more than one such
                                           entity owning such 51%, and which is
                                           controlled directly or indirectly by
                                           such entity or entities owning such
                                           51%.
--------------------------------------------------------------------------------

Loan No. 800 (Garin Ranch)                 The Loan Documents permit the
                                           following transfers: (i) the sale or
                                           transfer of any direct or indirect
                                           interest in Festival Retail Fund 1,
                                           L.P. or an affiliated manager by
                                           Festival Retail Fund GP, LLC, any
                                           affiliate thereof or any other
                                           person controlled and majority-owned
                                           by Mark A. Schurgin and/or Rosalind
                                           J. Schurgin ("Festival") to Goldman
                                           Sachs Investments Ltd. and, if and
                                           to the extent capitalized with cash
                                           and/or equity in an aggregate amount
                                           equal to or greater than
                                           $100,000,000.00, Goldman Sachs Real
                                           Estate Partners Fund, together with
                                           any parallel funds controlled,
                                           directly or indirectly, at all
                                           times, by The Goldman Sachs Group
                                           Inc. ("Goldman"). The sale or
                                           transfer of any direct or indirect
                                           interest in Festival Retail Fund 1,
                                           L.P. by Goldman to Festival; the
                                           sale or transfer of any direct or
                                           indirect interest in the borrower or
                                           in Festival Retail Fund 1, L.P. by
                                           Goldman to one or more private
                                           equity funds or opportunity funds
                                           controlled by (a) Goldman or (b)
                                           Festival; provided however that
                                           after giving effect to any of the
                                           foregoing, (x) the borrower will be
                                           controlled by one or more of the
                                           following: Goldman or Festival; (y)
                                           the Mortgaged Property will at all
                                           times be managed by a "qualified
                                           manager" and (z) in the event any
                                           transferee, as a result of a
                                           permitted transfer, owns more than a
                                           49% interest in the borrower, the
                                           borrower will be required to deliver
                                           a non-consolidation opinion
                                           acceptable to the lender with
                                           respect to such transferee; and (ii)
                                           a sale to a Qualified Transferee.

                                           A "Qualified Transferee" means any
                                           one of the following persons (a) that
                                           is not and is not an affiliate of a
                                           Prohibited person (as defined in the
                                           Loan Documents), and (b) with respect
                                           to which the lender has received
                                           acceptable credit and financial
                                           reports/reviews of the proposed
                                           "qualified transferee", and its
                                           parent ownership: (i) a pension fund,
                                           pension trust or pension account that
                                           (a) has total real estate assets of
                                           at least $300,000,000 (exclusive of
                                           the Mortgaged Property) and (b) is
                                           managed by a person who controls at
                                           least $300,000,000 of real estate
                                           equity assets (exclusive of the
                                           Mortgaged Property); or (ii) a
                                           pension fund advisor, private equity
                                           fund or opportunity fund who (a)
                                           immediately prior to such transfer,
                                           controls at least $300,000,000 of
                                           real estate equity assets (exclusive
                                           of the Mortgaged Property) and (b) is
                                           acting on behalf of one or more
                                           pension funds that, in the aggregate,
                                           satisfy the requirements of clause
                                           (i) of this definition; or (iii) an
                                           insurance company which is subject to
                                           supervision by the insurance
                                           commissioner, or a similar official
                                           or agency, of a state or territory of
                                           the United States (including the
                                           District of Columbia) (a) with a net
                                           worth, as of a date no more than 6
                                           months prior to the date of the
                                           transfer, of at least $225,000,000
                                           and (b) who, immediately prior to
                                           such transfer, controls real estate
                                           equity assets of at least
                                           $300,000,000 (exclusive of the
                                           Mortgaged Property); or (iv) a
                                           corporation or real estate investment
                                           trust organized under the banking
                                           laws of the United States or any
                                           state or territory of the United
                                           States (including the District of
                                           Columbia) (a) with a combined capital
                                           and surplus of at least $225,000,000
                                           and (b) who, immediately prior to
                                           such transfer, controls real estate
                                           equity assets of at least
                                           $300,000,000 (exclusive of the
                                           Mortgaged Property); or (v) any
                                           person (a) with a long-term unsecured
                                           debt rating from the Rating Agencies
                                           of at least investment grade or (b)
                                           who (i) has a net worth, as of a date
                                           no more than 6 months prior to the
                                           date of such transfer, of at least
                                           $225,000,000 and (ii) immediately
                                           prior to such transfer, controls real
                                           estate equity assets of at least
                                           $300,000,000; or (vi) such other
                                           person reasonably approved by the
                                           lender. In determining whether to
                                           approve such person, the lender shall
                                           consider the reputation, prior
                                           business practices, credit history,
                                           financial strength and general
                                           business standing of such person, as
                                           well as such person's experience and
                                           track record in owning and operating
                                           facilities similar to the Mortgaged
                                           Property and relationships and
                                           experience with contractors, vendors,
                                           tenants, lenders and other business
                                           entities relative to similar
                                           relationships and experience
                                           maintained by other prudent real
                                           estate owners and operators in good
                                           standing in the communities in which
                                           such person operates; provided,
                                           however, that in determining whether
                                           to approve such person as a Qualified
                                           Transferee, such approval shall be
                                           given or withheld based on what the
                                           lender determines to be commercially
                                           reasonable; provided, however, that
                                           in no event shall a Qualified
                                           Transferee include any person who,
                                           (i) at the time of the proposed
                                           transfer of the Mortgaged Property or
                                           the ownership interests in the
                                           borrower, as applicable, is an
                                           adverse party in any litigation with
                                           the lender, or (ii) who has, at any
                                           time prior to such proposed
                                           transfers, defaulted on a loan made
                                           or held by the lender which was not
                                           cured prior to the exercise of any
                                           available remedies under such loan by
                                           the lender.

                                           In addition, the Loan Documents
                                           permit the equity owners of the
                                           borrower to obtain mezzanine
                                           financing subject to satisfaction of
                                           conditions contained in the Loan
                                           Documents.
--------------------------------------------------------------------------------

Loan Nos. 600 and 1800 (Cranberry Commons  The Loan Documents permit the equity
and 500-506 West 172nd Street)             owners of the borrower to obtain
                                           mezzanine financing subject to
                                           satisfaction of conditions contained
                                           in the Loan Documents.
--------------------------------------------------------------------------------

Loan No. 700 (Nantucket Creek)             A holder of direct or indirect
                                           equity in the borrower has incurred
                                           mezzanine debt secured by its equity
                                           interest in the borrower in the
                                           original principal amount of
                                           $3,950,000. The mezzanine lender
                                           executed an intercreditor agreement
                                           in favor of the lender.
--------------------------------------------------------------------------------

Loan No. 600 (Cranberry Commons)           The Loan Documents permit the
                                           transfer of shares of stock in Kimco
                                           Realty Corporation ("Kimco"),
                                           provided that such shares of stock
                                           are listed on the New York Stock
                                           Exchange or other nationally
                                           recognized stock exchange.

                                           In addition, the Loan Documents
                                           permit the transfer of up to 85% of
                                           the direct or indirect interests in
                                           the borrower provided that General
                                           Electric Pension Trust and Kimco
                                           continue to control the borrower and
                                           the day-to-day operations and
                                           management of the Mortgaged Property
                                           and own, directly or indirectly, at
                                           least a 15% interest in the borrower.
--------------------------------------------------------------------------------

Exception to Representation (26)           Releases of Mortgaged Property.
--------------------------------------------------------------------------------

Loan No. 200 (JQH Hotel Portfolio)         The Loan Documents permit the
                                           borrower to obtain a release of an
                                           individual Mortgaged Property
                                           through partial defeasance at a
                                           release price equal to (a) 100% of
                                           the allocated loan amount with
                                           respect to an amount below
                                           $50,000,000; (b) 115% of the
                                           allocated loan amount with respect
                                           to a partial defeasance in an amount
                                           equal to $50,000,000 (inclusive of
                                           the amounts set forth in clause (a)
                                           above) but less than $100,000,000;
                                           and (c) 125% of the allocated loan
                                           amount with respect to a partial
                                           defeasance in an amount equal to
                                           $100,000,000 (inclusive of the
                                           amounts set forth in clauses (a) and
                                           (b) above). Conditions to the
                                           release of a Mortgaged Property
                                           include: (i) after giving effect to
                                           such release, the debt service
                                           coverage ratio for the Mortgaged
                                           Properties then remaining subject to
                                           the lien of the Mortgage shall be at
                                           least equal to the greater of (x)
                                           the debt service coverage ratio as
                                           of the date of origination, and (ii)
                                           the lesser of (A) the debt service
                                           coverage ratio for all of the then
                                           remaining Mortgaged Properties
                                           (including the individual Mortgaged
                                           Property to be released) for the
                                           twelve (12) full calendar months
                                           immediately preceding the release of
                                           the individual Mortgaged Property
                                           and (B) 2.0x; (ii) after giving
                                           effect to such release, the
                                           loan-to-value ratio for the
                                           Mortgaged Properties then remaining
                                           subject to the lien of the  Mortgage
                                           shall not exceed the lesser of (x)
                                           the loan-to-value ratio as of the
                                           date of origination, and (y) the
                                           greater of (A) the loan-to-value
                                           ratio for all of the then remaining
                                           Mortgaged Properties (including the
                                           individual Mortgaged Property to be
                                           released) immediately preceding the
                                           release of the individual Mortgaged
                                           Property and (B) 60%; and (iii)
                                           confirmation from the rating
                                           agencies that such a release will
                                           not result in a downgrade,
                                           withdrawal or qualification of the
                                           ratings assigned to the Certificates.
--------------------------------------------------------------------------------

Loan No. 300 (Owings Mills 3)              The Loan Documents permit the
                                           borrower to obtain the release of
                                           one or more specified parcels at the
                                           Mortgaged Property without payment
                                           of a release price, provided that
                                           except with respect to parcels that
                                           are acquired after the origination
                                           date, and subject to the
                                           satisfaction of certain conditions,
                                           including, but not limited to, that
                                           each such parcel is generally
                                           required to be vacant, non-income
                                           producing and unimproved or improved
                                           only by landscaping, utility
                                           facilities that are readily
                                           relocatable or surface parking areas.
--------------------------------------------------------------------------------

Exception to Representation (30)           Single-Purpose Entity.
--------------------------------------------------------------------------------

Loan No. 500 (252 Seventh Avenue )         The related borrower was not
                                           required to deliver a
                                           non-consolidation opinion.
--------------------------------------------------------------------------------

Loan No. 600 (Cranberry Commons)           The related borrower was not
                                           required to deliver a
                                           non-consolidation opinion and does
                                           not have an independent director.
--------------------------------------------------------------------------------

Loan Nos. 800 and 900 (Garin Ranch and     The related borrower does not have
1001-1007 Third Avenue)                    an independent director.
--------------------------------------------------------------------------------

Exception to Representation (41)           Non-Recourse Exceptions.
--------------------------------------------------------------------------------

All Mortgage Loans except as specified     In some instances, the Loan
below                                      Documents contain a carveout for
                                           "fraud or intentional
                                           misrepresentation" rather than "fraud
                                           or material misrepresentation." In
                                           addition, the Loan Documents provide
                                           for recourse for the misapplication
                                           or conversion by the borrower of any
                                           rents following an event of default
                                           or any rents collected for more than
                                           one month in advance to the extent
                                           that such rents or any other payments
                                           in respect of the leases and other
                                           income of the related Mortgaged
                                           Property or any other collateral are
                                           not applied to the costs of
                                           maintenance and operation of the
                                           related Mortgaged Property and to the
                                           payment of taxes, lien, claims,
                                           insurance premiums, debt service and
                                           other amounts due under the loan
                                           documents, instead of "misapplication
                                           or misappropriation of rents,
                                           insurance proceeds or condemnation
                                           awards" with respect to all Mortgage
                                           Loans.
--------------------------------------------------------------------------------

Loan No. 100 (HPI - GSA Portfolio)         The recourse carveout guarantor is
                                           Abbestate Holding, Inc., rather than
                                           a natural person. Abbestate Holding,
                                           Inc. has a reported a total net
                                           worth of $36,500,000 and liquid
                                           assets in the amount of $13,700,000.

                                           An environmental indemnity and an
                                           environmental insurance policy have
                                           been provided. The carveout
                                           guarantor's obligations under the
                                           environmental indemnity enter into
                                           effect in the event that the
                                           environmental insurance policy
                                           lapses.
--------------------------------------------------------------------------------

Loan No. 300 (Owings Mills 3)              There is no other individual or
                                           entity other than the borrower that
                                           is liable for the non-recourse
                                           carve-outs.

                                           In addition, non-recourse carveouts
                                           to the borrower do not include damage
                                           or destruction to the Mortgaged
                                           Property caused by the acts or
                                           omissions of the borrower, its
                                           agents, employees or contractors.
--------------------------------------------------------------------------------

Loan No. 500 (252 Seventh Avenue)          The recourse carveout guarantor is
                                           Rockrose Properties L.L.C., rather
                                           than a natural person.

                                           An environmental indemnity and an
                                           environmental insurance policy have
                                           been provided. The carveout
                                           guarantor's obligations under the
                                           environmental indemnity enter into
                                           effect in the event that the
                                           environmental insurance policy
                                           lapses.
--------------------------------------------------------------------------------

Loan No. 800 (Garin Ranch)                 The recourse carveout guarantor is
                                           Festival Retail Fund 1, L.P., rather
                                           than a natural person.
--------------------------------------------------------------------------------

Loan No. 900 (1001-1007 Third Avenue)      The recourse carveout guarantor is
                                           Reading International Inc., rather
                                           than a natural person.
--------------------------------------------------------------------------------

Loan Nos. 600 and 1000 (Cranberry Commons  There is no other individual or
and Argosy Apartments)                     entity other than the borrower that
                                           is liable for the non-recourse
                                           carveouts.
--------------------------------------------------------------------------------

Loan No. 1800 (500-506 West 172nd Street)  The recourse carveout guarantor is
                                           Cronus Real Estate Fund, L.P.,
                                           rather than a natural person.
--------------------------------------------------------------------------------

Exception to Representation (43)           Financial Statements.
--------------------------------------------------------------------------------

Loan No. 400 (ChampionsGate Hotel)         The borrower is only required to
                                           deliver audited annual statements.
--------------------------------------------------------------------------------

Loan No. 500 (252 Seventh Avenue)          The borrower is permitted to deliver
                                           financial statements prepared by
                                           accountants employed by Kimco Realty
                                           Corporation.
--------------------------------------------------------------------------------

Exception to Representation (44)           Fee/Leasehold Properties.
--------------------------------------------------------------------------------

Loan No. 200 (JQH Hotel Portfolio)         The Embassy Suites - St. Charles
                                           property is subject to a ground
                                           lease which expires on April 30,
                                           2058, more than 20 years after the
                                           Mortgage Loan's maturity date of May
                                           6, 2017. As the Mortgage Loan is
                                           interest only for its entire loan
                                           term, there is no amortization term.

                                    EXHIBIT A

--------------------------------------------------------------------------------
Each of the following provides for interest-only payments without principal amortization for the first 24 months of the related term:
--------------------------------------------------------------------------------

Loan No.                                              Mortgage Loan
--------------------------------------------------------------------------------

400                                      ChampionsGate Hotel
--------------------------------------------------------------------------------

1500                                     Bella Vista Apartments
--------------------------------------------------------------------------------

The following provides for interest-only payments without principal amortization for the first 36 months of its term:
--------------------------------------------------------------------------------

Loan No.                                              Mortgage Loan
--------------------------------------------------------------------------------

1300                                     Huntsville Office & Retail Portfolio
--------------------------------------------------------------------------------

Each of the following provides for interest-only payments without principal amortization for the first 60 months of the related term:
--------------------------------------------------------------------------------

Loan No.                                              Mortgage Loan
--------------------------------------------------------------------------------

1100                                     375 Ballardvale Street
--------------------------------------------------------------------------------

1200                                     Aspen Gardens
--------------------------------------------------------------------------------

1400                                     Howland
--------------------------------------------------------------------------------

1600                                     14 Jewel Drive
--------------------------------------------------------------------------------

1700                                     Convention Center Garage
--------------------------------------------------------------------------------

Each of the following mortgage loans provides for interest-only payments for the entire 60-month term:
--------------------------------------------------------------------------------

Loan No.                                              Mortgage Loan
--------------------------------------------------------------------------------

300                                      Owings Mills 3
--------------------------------------------------------------------------------

700                                      Nantucket Creek
--------------------------------------------------------------------------------

800                                      Garin Ranch
--------------------------------------------------------------------------------

900                                      1001-1007 Third Avenue
--------------------------------------------------------------------------------

1000                                     Argosy Apartments
--------------------------------------------------------------------------------

1800                                     500-506 West 172nd Street
--------------------------------------------------------------------------------

2100                                     Bishop Street
--------------------------------------------------------------------------------

Each of the following provides for interest-only payments without principal amortization for the entire 120-month term:
--------------------------------------------------------------------------------

Loan No.                                              Mortgage Loan
--------------------------------------------------------------------------------

100                                      HPI - GSA Portfolio
--------------------------------------------------------------------------------

200                                      JQH Hotel Portfolio
--------------------------------------------------------------------------------

500                                      252 7th Avenue
--------------------------------------------------------------------------------

600                                      Cranberry Commons
--------------------------------------------------------------------------------

1900                                     5661-5669 Broadway
--------------------------------------------------------------------------------

2000                                     1701 Lake Robbins Drive
--------------------------------------------------------------------------------

2200                                     70 Lake Street
--------------------------------------------------------------------------------